UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 7, 2016
 _______________________________________
MARRIOTT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-13881	52-2055918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (301) 380-3000
 _______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Financial Results for the Quarter Ended September 30, 2016
Marriott International, Inc. (“Marriott”) today issued a press release reporting financial results for the quarter ended September 30, 2016.
A copy of Marriott’s press release is attached as Exhibit 99 and incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are furnished with this report:

Exhibit 99	Press release issued on November 7, 2016, reporting financial results for the quarter ended September 30, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: November 7, 2016	By:	/s/ Bao Giang Val Bauduin
Bao Giang Val Bauduin
Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99	Press release issued on November 7, 2016, reporting financial results for the quarter ended September 30, 2016.

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